EXHIBIT 99.1

Allied Nevada Drills 410 Feet of 0.030 Au Equivalent

In The Brimstone Oxide Zone At Hycroft

April 22, 2008 Reno, Nevada - Allied Nevada Gold Corp. (“Allied Nevada” or the “Company”) (TSX:ANV) (AMEX:ANV) is pleased to announce complete gold and silver assay results for 34 additional exploration holes, 28 of which are reported here. The remaining six holes not reported here contain no significant gold and silver mineralization or did not reach the targeted depth. The holes were drilled at the Company’s Hycroft Heap Leach Mine (“Hycroft”) located near Winnemucca, Nevada. The primary focus of the current drill program continues to be the delineation of oxide gold and silver mineralization on the Hycroft property, primarily in the Brimstone pit area in furtherance of the Company’s objective of confirming and expanding existing oxide reserves. The Company intends to complete the revised oxide ore reserve estimate in the third quarter of 2008. The Phase 1 program is now complete and other areas are targeted for oxide and sulfide drilling. As reported in a news release dated September 13, 2007, the Company targets the fourth quarter of 2008 to commence gold and silver production.

As of April 15, 2008, 185 drill holes have been completed at Hycroft by Allied Nevada since the Company began exploration drilling in August of 2007, including 145 reverse circulation drill holes and 40 core holes for a total of 129,935 feet drilled. The 185 holes were drilled to an average depth of approximately 700 feet, including 30 shallow holes drilled to a maximum depth of 140 feet in the Crofoot leach pad. Four drill rigs (three reverse circulation rotary and one core rig) are currently operating at the Hycroft property.

Twenty-seven of the 28 drill holes reported here and listed in the table below were drilled in the Fire and Brimstone Zones. Assay results for one hole in the Cut 4/Cut 5 oxide drilling program are also reported. The Brimstone holes are located within or along the proposed Brimstone pit boundary and the Fire Zone holes are located west of the existing Brimstone pit. The Fire and Brimstone oxide holes were designed to fill in gaps in the ore block model as well as to better define ultimate pit limits to the south and west of the existing Brimstone pit. The Cut 4/Cut 5 program was designed to add oxide reserves outside of the Brimstone pit area. All 27 Fire and Brimstone holes reported here, 18 in the Fire Zone and nine drilled in the Brimstone Zone, intersected gold-silver mineralization. Eighteen of the 27 holes intersected significant lengths of oxide and mixed oxide/sulfide gold and silver mineralization, defined as at least one continuous intercept of 100 feet or more of gold and silver mineralization.

The 18 Fire Zone holes were drilled along 4,000 feet of strike length of the north-south trending mineralized zone located 1,500 feet to 2,100 feet west of the center of the current Brimstone pit. Eleven of the 18 holes contain oxide gold and silver intercepts of 100 feet or more in length. Drill Hole H08R-3173, located 1,500 feet west of the center of the Brimstone pit, intersected 270 feet of 0.031 opt gold equivalent from 230 to 500 feet. Drill hole H08R-3221, located 950 feet south of H08R-3173 and 1,600 feet west of the south end of the current Brimstone pit, intersected 185 feet of 0.035 opt gold equivalent from 315 to 500 feet. Results received to date indicate that Fire Zone gold and silver mineralization is continuous over a significant strike length.

The 9 Brimstone Zone drill holes reported here were drilled within and along the western edge of the Brimstone pit from the pit’s north edge to 2,000 feet southwest of the south end of the pit bottom. Six of the 9 Brimstone drill holes contain continuous intercepts of 200 feet or more of oxide and mixed oxide and sulfide gold and silver mineralization. Drill hole H08R-3207, located on the floor of the pit in the southwest corner, intersected 410 feet of 0.030 opt gold equivalent from 0 to 410 feet. Drill hole H08D-3175, located 2,000 feet southwest of H08R-3207 near what was originally planned as the southwestern edge of the proposed pit extension, drilled 338.5 feet of 0.031opt gold equivalent from 499.5 to 838 feet in oxide and mixed oxide/sulfide.

Drill hole H08R-3307 was drilled on the east rim of the Cut 4 pit and is one of five holes drilled in the Cut 4/Cut 5 area to further define additional oxide reserves. Results for the other four holes in this program are pending.

Fire Zone

Drill Hole	From	To	Interval	Gold	Silver	Gold Equivalent
(feet)	(feet)	(feet)	(oz/ton)	(oz/ton)	(oz/ton)

H08D-3161	135 Feet of Mineralization
418	553	135	0.017	0.8	0.031
Including	425	442	17	0.041	0.7	0.053

H08R-3173	270 Feet of Mineralization
230	500	270	0.017	0.8	0.031
Including	235	275	40	0.026	1.6	0.056

H08R-3176	50 Feet of Mineralization
320	370	50	0.008	0.4	0.015

H08R-3182	95 Feet of Mineralization
425	520	95	0.020	0.7	0.033
Including	480	500	20	0.037	1.4	0.062

H08R-3212	180 Feet of Mineralization
195	235	40	0.014	0.1	0.015
&	310	350	40	0.008	0.5	0.018
&	375	475	100	0.016	0.9	0.033
Including	435	455	20	0.033	1.8	0.065

H08R-3213	60 Feet of Mineralization
440	500	60	0.012	0.5	0.022

H08R-3215	40 Feet of Mineralization
225	240	15	0.011	0.1	0.013
&	365	390	25	0.008	0.4	0.016

H08R-3216	250 Feet of Mineralization
345	595	250	0.015	0.7	0.027
Including	415	450	35	0.031	0.8	0.045
&	500	515	15	0.020	1.2	0.043

H08R-3219	175 Feet of Mineralization
290	465	175	0.012	1.5	0.039
Including	405	410	5	0.014	33.3	0.628
&	450	455	5	0.038	2.9	0.091

H08R-3220	120 Feet of Mineralization
380	500	120	0.011	1.4	0.037
Including	455	460	5	0.013	5.1	0.108
&	480	485	5	0.011	12.5	0.243

H08R-3221	235 Feet of Mineralization
0	25	25	0.007	0.7	0.020
&	220	245	25	0.024	0.1	0.026
&	315	500	185	0.012	1.2	0.035
Including	405	455	50	0.022	2.5	0.068

H08R-3223	310 Feet of Mineralization
5	60	55	0.015	0.1	0.017
&	320	560	240	0.020	1.1	0.040
Including	350	375	25	0.060	0.2	0.063
&	460	490	30	0.020	2.6	0.069
&	530	545	15	0.006	4.6	0.091
&	585	600	15	0.007	1.4	0.034

H08R-3224	170 Feet of Mineralization
240	410	170	0.012	0.4	0.020
Including	335	345	10	0.015	1.8	0.048

H08R-3228	70 Feet of Mineralization
270	340	70	0.015	0.2	0.018

H08R-3229	170 Feet of Mineralization
185	355	170	0.024	0.5	0.033
Including	310	330	20	0.079	2.1	0.117

H08R-3230	55 Feet of Mineralization
230	255	25	0.017	0.1	0.018
&	340	360	20	0.017	1.4	0.042
&	470	480	10	0.005	2.6	0.053

H08R-3236	175 Feet of Mineralization
425	600	175	0.018	0.2	0.022
Including	595	600	5	0.159	0.0	0.159

H08R-3243	50 Feet of Mineralization
450	500	50	0.009	0.1	0.012

Brimstone Pit Area

Drill Hole	From	To	Interval	Gold	Silver	Gold Equivalent
(feet)	(feet)	(feet)	(oz/ton)	(oz/ton)	(oz/ton)

H08D-3169	285.5 Feet of Mineralization
124	140	16	0.017	0.2	0.020
&	172	387	215	0.016	0.9	0.033
Including	175	190	15	0.034	0.4	0.041
&	221.5	225	3.5	0.025	25.9	0.504
&	305	315	10	0.038	1.4	0.065
&	465	496.5	31.5	0.022	0.4	0.030
&	508	514	6	0.015	0.2	0.018
&	525	537	12	0.013	0.2	0.017
&	547	552	5	0.062	0.5	0.071
H08D-3175	529.5 Feet of Mineralization
197.5	283	85.5	0.020	0.2	0.024
Including	266.5	269	2.5	0.111	1.9	0.145
&	293.5	399	105.5	0.017	0.8	0.031
Including	373	394	21	0.031	1.5	0.058
&	499.5	838	338.5	0.023	0.4	0.031
Including	769	819	50	0.036	0.4	0.043

H08R-3191	110 Feet of Mineralization
240	260	20	0.015	0.0	0.016
&	345	435	90	0.014	0.7	0.027

H08R-3192	210 Feet of Mineralization
190	400	210	0.022	0.4	0.029
Including	255	270	15	0.038	0.4	0.044

H08R-3207	445 Feet of Mineralization
0	410	410	0.016	0.7	0.030
Including	275	290	15	0.015	2.9	0.069
&	300	335	35	0.049	1.9	0.083
&	465	500	35	0.007	0.4	0.014

H08R-3210	235 Feet of Mineralization
240	260	20	0.017	0.4	0.024
&	285	500	215	0.017	0.6	0.027

H08R-3232	255 Feet of Mineralization
145	400	255	0.020	0.2	0.024
Including	165	175	10	0.063	0.7	0.076

H08R-3233	140 Feet of Mineralization
180	205	25	0.018	0.2	0.021
&	250	265	15	0.010	1.9	0.045
&	300	400	100	0.014	0.6	0.026
Including	315	340	25	0.015	1.9	0.049

H08D-3276	26 Feet of Mineralization
289	315	26	0.030	0.8	0.046

Central Zone (Cut 4/Cut 5 Area)

H08R-3307	115 Feet of Mineralization
245	360	115	0.013	0.1	0.016
Including	340	360	20	0.029	0.3	0.035

“Results of the Fire and Brimstone drilling program are indicating that both oxide and mixed oxide and sulfide mineralization are thicker and more extensive than historic drilling was showing us,” says Rick Russell, Allied Nevada’s Vice President of Exploration. “We will be doing follow-up drilling in the Fire and Brimstone Zones once all results from this program are returned.”

Completed footage of the current Hycroft drilling program is averaging approximately 14,000 feet/month based on one 12-hour shift/day for the three reverse circulation rotary drills and two shifts/day for the core drill. The four drill rigs are currently drilling geotechnical and condemnation projects. Oxide drilling in the Cut 4/Cut 5 area is complete and drill testing of other oxide target areas is scheduled to begin in the near future. For complete drill hole assay information for the 34 holes, please see assay data posted on the Company’s website at www.alliednevada.com. Gold equivalent grades were calculated utilizing a US$650 per ounce gold price and a US$12 per ounce silver price.

(1)

The drill program is being conducted under the supervision of Mr. Rick Russell, Vice President of Exploration for Allied Nevada Gold Corp., who is a Qualified Person as defined by Canadian National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Hycroft Mine. A combination of vertical and angle holes have been drilled to intersect mineralization; however, due to physical constraints and the complex nature of the deposit, true thickness of the drilled intervals cannot be assumed from the measured intercepts. Sampling and assaying methods of this program are being conducted in accordance with the CIM Mineral Exploration Best Practices Guidelines.

CORRECTION FROM SOURCE

Allied Nevada would like to amend its press release dated March 10, 2008. Allied Nevada erroneously indicated that Quest Holdings Ltd. was a wholly owned subsidiary of Quest Capital Corp. Allied Nevada acknowledges that Ionic Capital Corp. (previously Quest Holdings Ltd.) is a private company and that Quest Capital Corp. is neither affiliated with it nor holds any ownership interest in it.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933 and the U.S. Securities Exchange Act of 1934 (and the equivalent under Canadian securities laws), that are intended to be covered by the safe harbor created by such sections. Such forward-looking statements include, without limitation, statements regarding results of exploration drilling and assay programs currently underway at Hycroft, potential for confirming, upgrading and expanding oxide gold mineralized material at Hycroft, results of evaluation of underlying sulfide mineralization at Hycroft, and other statements that are not historical facts. Forward-looking statements address activities, events or developments that Allied Nevada expects or anticipates will or may occur in the future, and are based on current expectations and assumptions. Although Allied Nevada management believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, risks relating to Allied Nevada’s status as a newly formed independent company and its lack of operating history; risks that Allied Nevada’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; availability of outside contractors in connection with Hycroft and other activities; and availability and timing of capital for financing the Company’s exploration and development activities, including uncertainty of being able to raise capital on favorable terms or at all; as well as those factors discussed in Allied Nevada’s filings with the U.S. Securities and Exchange Commission (the “SEC”) including Allied Nevada’s latest Annual Report on Form 10-K and its other SEC filings (and Canadian filings) including, without limitation, its latest Quarterly Report on Form 10-Q. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

For further information on Allied Nevada, please contact Scott Caldwell or Hal Kirby at (775) 358-4455 or visit the Allied Nevada website at www.alliednevada.com.